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                                                                    Exhibit 99.2


                                 REVOCABLE PROXY
                              CITFED BANCORP, INC.
                                  DAYTON, OHIO
                         SPECIAL MEETING OF STOCKHOLDERS


                                 May ____, 1998



     The undersigned being a stockholder of CitFed Bancorp, Inc. ("CitFed Bancorp"), hereby appoints Jerry L. Kirby and ______________________, Directors of CitFed Bancorp, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of CitFed Bancorp ("CitFed Bancorp") which the undersigned is entitled to vote at the special meeting of stockholders (the "Special Meeting"), to be held at Savers Club Auditorium,
One Citizens Federal Centre in Dayton, Ohio on May 15, 1998 at 2:00 P.M., and at any and all adjournments thereof. The affirmative vote of a majority of the shares represented at the Special Meeting may authorize the adjournment of the Special Meeting; provided, however, that no proxy which is voted against the Affiliation Agreement will be voted in favor of adjournment to solicit further proxies for the Affiliation Agreement.


1. Proposal to Adopt Affiliation Agreement         FOR     AGAINST     ABSTAIN

   Proposal to adopt an Affiliation Agreement dated as of January 13, 1998 between Fifth
   Third Bancorp ("Fifth Third") and CitFed
   Bancorp

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE AFFILIATION AGREEMENT.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL
BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.


      Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of CitFed Bancorp at the Special Meeting of the stockholder's decision to terminate this proxy, then the powers of said attorneys and proxies shall be deemed terminated an of no further force and effect.


      The undersigned acknowledges receipt from CitFed Bancorp prior to the execution of this proxy of Notice of the Special Meeting and a Proxy Statement/ Prospectus dated April __, 1998.


                                    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                                    PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE
                                    PREPAID ENVELOPE.

                                    Dated: _______________________, 1998

                                    Number of Shares: __________________________


                                    ____________________________________________
                                    PRINT NAME OF STOCKHOLDER


                                    ____________________________________________
                                    SIGNATURE OF STOCKHOLDER


                                    ____________________________________________
                                    PRINT NAME OF STOCKHOLDER


                                    ____________________________________________
                                    SIGNATURE OF STOCKHOLDER

                                    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                    THE ENVELOPE IN WHICH THIS CARD WAS
                                    ENTITLED. WHEN SIGNING AS ATTORNEY,
                                    EXECUTOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                    YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY,
                                    EACH HOLDER SHOULD SIGN.